UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

Frazier Life Sciences Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43504	98-1964369
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Page Mill Road, Building 4, Suite 200B Palo Alto, CA	93404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 325-5156

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FLSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 13, 2026, the Registration Statement on Form S-1 (File No. 333-299101) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Frazier Life Sciences Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On October 15, 2026, the Company consummated the IPO of 7,500,000 Class A ordinary shares, $0.0001 par value per share (the “Shares”). The Shares were sold at an offering price of $10.00 per Share, generating gross proceeds to the Company of $75,000,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated October 13, 2026, by and between the Company and Jefferies LLC, as representative of the underwriters named on Schedule A attached thereto, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

an Investment Management Trust Agreement, dated October 13, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares (as defined below), and sets forth the responsibilities of the trustee, the procedures for withdrawal and direction of funds from the trust account, and indemnification of the trustee by the Company under the agreement;

•

a Registration Rights Agreement, dated October 13, 2026, by and among the Company, Frazier Life Sciences Holdings II, LLC (the “Sponsor”) and certain officers and directors of the Company (together with the Sponsor, the “Initial Holders”), which provides for customary demand and piggy-back registration rights for the Initial Holders;

•

a Private Placement Shares Purchase Agreement, dated October 13, 2026, by and between the Company and the Sponsor, pursuant to which the Sponsor agreed to purchase 300,000 Class A ordinary shares (the “Private Placement Shares”) at an offering price of $10.00 per Private Placement Share, for additional gross proceeds to the Company of $3,000,000;

•

a Forward Purchase Agreement, dated October 13, 2026, by and between the Company and Frazier Life Sciences Public Fund, L.P. (“FLSPF”), pursuant to which FLSPF committed that it will purchase a minimum of 2,500,000 Class A ordinary shares for $10.00 per share, or a minimum aggregate purchase price of $25,000,000, in a private placement that will close concurrently with the closing of the initial business combination;

•

Indemnification Agreements, each dated October 13, 2026, by and between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company; and

•

a Letter Agreement, dated October 13, 2026, by and among the Company, the Sponsor, and each director and officer of the Company, pursuant to which the Sponsor, each of directors and officers of the Company have agreed to vote any Class B ordinary shares, $0.0001 par value per share, of the Company and any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the Company’s charter; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

On October 15, 2026, simultaneously with the consummation of the IPO and the issuance and sale of the Shares, the Company consummated the private placement of 300,000 Private Placement Shares at a price of $10.00 per Private Placement Share for gross proceeds to the Company of $3,000,000. The Private Placement Shares are identical to the Shares issued in the IPO. The Private Placement Shares are not transferable or salable until 30 days after the completion of the Company’s initial business combination, unless approved by the Company’s public shareholders. The Private Placement Shares have been issued pursuant to, and are governed by the Private Placement Shares Purchase Agreement, filed herewith as Exhibit 10.3. No underwriting discounts or commissions were paid with respect to the Private Placement. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 13, 2026, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

Of the gross proceeds from the IPO and the Private Placement, a total of $75,000,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, as trustee, for the benefit of the Company’s public shareholders. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest that may be used to pay liquidation and dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Shares held in the trust account will not be released from the trust account (1) to the Company until the completion of its initial business combination or (2) to the Company’s public shareholders, until the earliest of: (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elect to redeem, subject to certain limitations, (b) the redemption of any Class A ordinary shares included in the Shares sold in the IPO (“public shares”) properly tendered in connection with a (i) shareholder vote to amend the Company’s then-current amended and restated memorandum and articles of association to modify the substance or timing of its obligation to provide holders of the public shares the right to have their shares redeemed or redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or such earlier date as the board of directors of the Company (the “Board”) may approve or (ii) with respect to any other provision relating to the rights of holders of the public shares or pre-initial business combination activity, and (c) the redemption of the public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO or such earlier date as the Board may approve, or such later date as may be approved by the Company’s shareholders, subject to applicable law.

On October 13, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On October 15, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, by and between the Company and Jefferies LLC, dated October 13, 2026.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

10.1	Investment Management Trust Agreement, by and between the Company and Continental Stock Transfer & Trust Company, dated October 13, 2026.

10.2	Registration Rights Agreement, by and among the Company, the Sponsor, and certain officers and directors of the Company, dated October 13, 2026.

10.3	Private Placement Shares Purchase Agreement, by and between the Company and the Sponsor, dated October 13, 2026.

10.4	Forward Purchase Agreement, by and between the Company and Frazier Life Sciences Public Fund, L.P., dated October 13, 2026.

10.5	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-299101) filed on September 24, 2026).

10.6	Letter Agreement, by and among the Company, the Sponsor, and each director and officer of the Company, dated October 13, 2026.

99.1	Pricing Press Release, dated October 13, 2026.

99.2	Closing Press Release, dated October 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026	Frazier Life Sciences Acquisition Corp. II

	By:	/s/ Albert Cha
		Name:	Albert Cha, M.D., Ph.D.
		Title:	Chief Executive Officer